SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): October 4, 2005 (October 4, 2005)

Cogent Communications Group, Inc.

(Exact Name of Registrant as
Specified in Charter)

1-31227
(Commission File No.)

52-2337274
(IRS Employer
Identification No.)

Delaware
(State or Other Jurisdiction
of Incorporation)

1015 31st Street N.W.
Washington, DC 20007
(Address of Principal
Executive Offices)

(202) 295-4200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF OFFICERS

On October 4, 2005 Michael Carus resigned as a director of the Company in conjunction with his resignation of his position at Jerusalem Venture Partners, a major investor in Cogent. There was no disagreement with the Company on any matter relating to the Company’s operations, policies or practices that led to Mr. Carus’ resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COGENT COMMUNICATIONS GROUP, INC.

Date: October 4, 2005	By:	/s/David Schaeffer
David Schaeffer
Chief Executive Officer